EXHIBIT 31.3

Credit Acceptance Corporation

CERTIFICATION PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002

I, Brett A. Roberts, certify that:

1. I have reviewed this Amendment No. 1 on Form 10-K/A to the annual report on Form 10-K for the year ended December 31, 2020 of Credit Acceptance Corporation; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Dated: April 30, 2021	By: /s/ Brett A. Roberts
Brett A. Roberts Chief Executive Officer (Principal Executive Officer)